UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6501

Name of Fund:  MuniYield Michigan Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Michigan Insured Fund II, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield
Michigan Insured
Fund II, Inc.


www.mlim.ml.com




MuniYield Michigan Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured
Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MUNIYIELD MICHIGAN INSURED FUND II, INC.


The Benefits
And Risks of
Leveraging


MuniYield Michigan Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MuniYield Michigan Insured Fund II, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield Michigan Insured Fund II, Inc. had a net annualized yield of 5.85%, based on a period-end per share net asset value of $15.42 and $.447 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.85%, based on a change in per share net asset value from $14.91 to $15.42, and assuming reinvestment of $.447 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 1.09% for Series A and 1.10% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniYield Michigan Insured Fund II, Inc., April 30, 2003


Specific to Michigan, the state maintains the highest possible credit ratings of Aaa and AAA from Moody's and Standard & Poor's, respectively (although with a negative outlook from both), and is rated AA+ by Fitch. Michigan ranks 33rd in debt per capita and 35th in debt as a percentage of personal income nationally. These ratios are quite low for a populous state and indicate flexibility in responding to economic downturns relative to other states. In line with the national economy, revenues have consistently fallen below state projections with even recent projections off by 15% compared to actual revenues. Accordingly, the state has resorted to drawing down on its Budget Stabilization Fund, from $1 billion in fiscal year 2001 to under $100 million to date, as well as revenue enhancements, such as the sale of state property and expenditure reductions, including delaying capital projects, in order to balance its current budget. For the first time in six years, Michigan will issue cash flow notes in the amount of more than $1.2 billion during May 2003. The state's new governor, Jennifer Granholm, faces a projected $1.6 billion budget shortfall for fiscal year 2004. This fiscal deficit will likely be addressed by delaying scheduled state employees' pay raises and a hiring freeze, utilizing the Michigan Economic Development Corp. for revenue enhancement, further delaying state capital projects, and repealing business tax cuts.


Portfolio Strategy
Portfolio activity during the six-month period ended April 30, 2003 was limited and largely focused on adding higher-yielding, corporate-backed issues to the Fund's holdings. The resultant increase in dividend income should allow the Fund to maintain its attractive dividend throughout 2003. Current general market municipal bond yields have not proven to be historically attractive long-term investments. Our strategy has been to purchase insured state general obligation bonds and their equivalents rather than unenhanced general obligation bonds since virtually no spread is evidenced. As Michigan's economy continues to weaken, we believe credit deterioration will lead to better relative performance of the insured bonds. This was another reason for our focus on lower-rated issues, which continue to trade at historically attractive yield spreads. When the U.S. economy recovers in the future, these higher-yielding issues are expected to retain more of their market value than higher-rated, general obligation issues. The overall credit quality of the Fund remained high. At April 30, 2003, over 85% of the Fund's assets were insured and rated AAA by at least one of the major rating agencies.

We recently adopted a slightly more defensive market position than the one held in 2002. It is expected that a number of positive economic factors, such as those previously mentioned, will result in stronger U.S. economic activity later this year and into 2004. We also expect that increased Federal borrowing, both to replenish recent defense expenditures and offset reduced tax receipts, will put modest upward pressure on interest rates in the coming months. Upon signs of a material, sustainable economic recovery, a more defensive portfolio strategy will be adopted to preserve recent gains in the Fund's net asset value.

Throughout the period, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently near 1%. These attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate significant income benefits to the Fund's Common Stock shareholders. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a more complete explanation of the risks and benefits of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



May 21, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Michigan
Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Directors:                   Terry K. Glenn               11,256,174          311,130
                                                    James H. Bodurtha            11,256,901          310,403
                                                    Joe Grills                   11,248,944          318,360
                                                    Roberta Cooper Ramo          11,253,426          313,878
                                                    Robert S. Salomon, Jr.       11,257,212          310,092
                                                    Stephen B. Swensrud          11,247,293          320,011



During the six-month period ended April 30, 2003, MuniYield Michigan
Insured Fund II, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                  3,237                11




MuniYield Michigan Insured Fund II, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P        Moody's    Face
STATE           Ratings    Ratings   Amount  Issue                                                                   Value
Michigan--        AAA       Aaa    $ 1,000   Anchor Bay, Michigan, School District, GO, Refunding (School
136.9%                                       Building and Site), Series III, 5.50% due 5/01/2015 (c)               $  1,133

                                             Anchor Bay, Michigan, School District, GO (School Building
                                             and Site) (d)(f):
                  AAA       Aaa      2,000     Series I, 6% due 5/01/2009                                             2,357
                  AAA       Aaa      2,250     Series I, 6% due 5/01/2009                                             2,651
                  AAA       Aaa      1,375     Series II, 5.70% due 5/01/2010                                         1,601
                  AAA       Aaa      3,165     Series II, 5.75% due 5/01/2010                                         3,696

                  AAA       Aaa      2,150   Bullock Creek, Michigan, School District, GO, 5.50% due 5/01/2026 (c)    2,330

                                             Carman-Ainsworth, Michigan, Community School, GO (d):
                  AAA       Aaa      2,175     5.50% due 5/01/2018                                                    2,416
                  AAA       Aaa        500     5.50% due 5/01/2020                                                      548

                  AAA       Aaa      1,000   Central Montcalm, Michigan, Public Schools, GO, 5.75% due
                                             5/01/2024 (c)                                                            1,116

                  AAA       Aaa      3,850   Charlotte, Michigan, Public School District, GO, 5.375% due
                                             5/01/2029 (d)                                                            4,111

                  AAA       Aaa      1,500   Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (d)     1,679

                  BBB       Baa2     2,420   Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead
                                             Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                       2,444

                                             Detroit, Michigan, City School District, GO, Series A:
                  AAA       Aaa      2,250     5.50% due 5/01/2013 (e)                                                2,566
                  AAA       Aaa      1,480     (School Building and Site Improvement), 5.375% due 5/01/2024 (d)       1,587

                  AAA       Aaa      1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, 5.75%
                                             due 1/01/2010 (d)(f)                                                     1,171

                  AAA       Aaa      1,600   Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                             Senior Lien, Series A, 5.125% due 7/01/2031 (d)                          1,649

                                             Detroit, Michigan, Water Supply System Revenue Bonds:
                  AAA       NR*      1,000     DRIVERS, Series 200, 9.84% due 7/01/2011 (d)(f)(g)                     1,364
                  AAA       Aaa      7,600     Senior Lien, Series A, 5.75% due 1/01/2010 (d)(f)                      8,892
                  AAA       Aaa      1,000     Senior Lien, Series A, 5% due 7/01/2026 (c)                            1,031
                  AAA       Aaa      1,600     Senior Lien, Series A, 5% due 7/01/2034 (c)                            1,637
                  AAA       Aaa      1,300     Series B, 5.25% due 7/01/2032 (c)                                      1,367

                  BBB       Baa2     2,500   Dickinson County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (International
                                             Paper Company Project), Series A, 5.75% due 6/01/2016                    2,596

                  BBB       Baa2     1,500   Dickinson County, Michigan, Economic Development Corporation, PCR,
                                             Refunding (Champion International Corporation Project), 5.85% due
                                             10/01/2018                                                               1,525

                  NR*       Baa3     2,170   Dickinson County, Michigan, Healthcare System, Hospital Revenue
                                             Refunding Bonds, 5.80% due 11/01/2024                                    2,116

                                             East Grand Rapids, Michigan, Public School District, GO (e)(f):
                  AAA       Aaa      1,610     5.75% due 5/01/2009                                                    1,875
                  AAA       Aaa      6,300     6% due 5/01/2009                                                       7,424

                  AAA       Aaa      2,630   Eastern Michigan University, General Revenue Refunding Bonds,
                                             Series A, 5% due 6/01/2028 (d)                                           2,702

                  NR*       Baa2       385   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                             Bonds (Hurley Medical Center), Series A, 5.375% due 7/01/2020              344

                                             Grand Blanc, Michigan, Community Schools, GO (d):
                  AAA       Aaa      1,000     5.625% due 5/01/2017                                                   1,124
                  AAA       Aaa      1,000     5.625% due 5/01/2018                                                   1,119
                  AAA       Aaa      1,100     5.625% due 5/01/2019                                                   1,222

                  AAA       Aaa      1,600   Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                             5.375% due 5/01/2024 (c)                                                 1,712

                                             Grand Rapids, Michigan, Building Authority Revenue Bonds,
                                             Series A (b):
                  AAA       Aaa      1,340     5.50% due 10/01/2018                                                   1,494
                  AAA       Aaa        320     5.50% due 10/01/2019                                                     354

                  AAA       Aaa      1,500   Grand Rapids, Michigan, Sanitation Sewer System, Revenue Refunding
                                             and Improvement Bonds, Series A, 5.50% due 1/01/2022 (d)                 1,704

                                             Hartland, Michigan, Consolidated School District, GO (d)(f):
                  AAA       Aaa      2,925     6% due 5/01/2010 (j)                                                   3,463
                  AAA       Aaa      1,075     6% due 5/01/2010                                                       1,273
                  AAA       Aaa      3,425     6% due 5/01/2010                                                       4,055

                  AAA       Aaa      1,275   Haslett, Michigan, Public School District, Building and Site, GO,
                                             5.625% due 5/01/2018                                                     1,426

                  AAA       Aaa      2,000   Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2009 (c)(f)        2,343

                  AAA       Aaa      3,975   Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (d)          4,284

                  AAA       Aaa      3,750   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                             Facility Revenue Refunding and Improvement Bonds (Bronson
                                             Methodist Hospital), 5.875% due 5/15/2026 (c)                            4,125

                  NR*       Aaa      7,550   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                             Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                             5.50% due 5/15/2028 (c)                                                  7,919

                  AAA       NR*      3,000   Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                             (Spectrum Health), Series A, 5.50% due 1/15/2031 (c)                     3,175

                  BBB       NR*      1,000   Michigan Higher Education Facilities Authority, Limited
                                             Obligation Revenue Refunding Bonds (Hope College), Series A,
                                             5.90% due 4/01/2032                                                      1,033

                                             Michigan Higher Education Facilities Authority, Revenue Refunding
                                             Bonds (College for Creative Studies):
                  NR*       Baa2       550     5.85% due 12/01/2022                                                     549
                  NR*       Baa2     1,000     5.90% due 12/01/2027                                                     992




Portfolio
Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family




MuniYield Michigan Insured Fund II, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P        Moody's    Face
STATE           Ratings    Ratings   Amount  Issue                                                                   Value
Michigan          AAA       NR*    $ 3,000   Michigan Higher Education Student Loan Authority, Student Loan
(concluded)                                  Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (b)            $  3,122

                  AAA       Aa1      2,500   Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                             (Local Government--Qualified School), Series A, 6.50% due 5/01/2016      2,561

                                             Michigan State Building Authority Revenue Bonds:
                  AAA       Aaa      1,185     (Facilities Program), Series II, 4.67%** due 10/15/2009 (b)              963
                  AAA       Aaa      1,675     (Facilities Program), Series II, 4.77%** due 10/15/2010 (b)            1,282
                  AA+       Aaa      2,675     GO, RIB, Series 481, 9.353% due 4/15/2009 (c)(g)                       3,503

                  NR*       Aaa      3,500   Michigan State Building Authority, Revenue Refunding Bonds, RIB,
                                             Series 517X, 9.35% due 10/15/2010 (e)(g)                                 4,563

                                             Michigan State, COP:
                  AAA       Aaa      3,870     5.50% due 6/01/2027 (b)                                                4,196
                  AAA       NR*      5,380     RIB, Series 530, 9.81% due 9/01/2011 (c)(g)                            7,179

                  AAA       Aaa      1,500   Michigan State Comprehensive Transportation Revenue Refunding
                                             Bonds, Series A, 5.50% due 11/01/2018 (e)                                1,659

                  AAA       Aaa      1,385   Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                             5.30% due 10/01/2037 (c)                                                 1,412

                                             Michigan State, HDA, Revenue Refunding Bonds:
                  AAA       Aaa      1,000     AMT, Series B, 5.50% due 6/01/2030 (c)                                 1,041
                  AA+       NR*        695     Series C, 6.50% due 6/01/2016 (h)                                        698

                  AAA       NR*      1,465   Michigan State, HDA, S/F Housing Revenue Bonds, AMT, Series B,
                                             5.20% due 12/01/2018 (b)                                                 1,507

                  AAA       Aaa      2,000   Michigan State Hospital Finance Authority Revenue Bonds
                                             (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)(i)           2,140

                                             Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                  AAA       Aaa      7,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (c)(f)      8,445
                  AAA       Aa2      2,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (f)         3,016
                  AAA       Aaa      1,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (c)(f)      1,207
                  AAA       Aaa      3,760     (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (c)(f)       4,564
                  BBB-      Ba1      1,200     (Detroit Medical Center Obligation Group), Series A, 6.25% due
                                               8/15/2013                                                              1,103
                  AAA       Aaa      3,215     (Mercy Health Services), Series X, 6% due 8/15/2014 (c)                3,656
                  AAA       Aaa      1,000     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (c)                  1,135
                  AAA       Aaa      2,000     (Mercy Mount Clemens), Series A, 5.75% due 5/15/2029 (c)               2,168
                  AAA       Aaa      1,250     (Mid-Michigan Obligation Group), Series A, 5.375% due
                                               6/01/2027 (e)                                                          1,293
                  AAA       Aaa      5,500     (Trinity Health), Series A, 6% due 12/01/2027 (b)                      6,156
                  AA-       Aa3      2,750     (Trinity Health Credit), Series C, 5.375% due 12/01/2030               2,813

                  AAA       Aaa      1,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                             (Mid-Michigan Obligation Group), Series A, 5.50% due 4/15/2018 (b)       1,101

                                             Michigan State Hospital Finance Authority, Hospital Revenue
                                             Refunding Bonds:
                  A+        A2       1,300     (Crittenton Hospital), Series A, 5.625% due 3/01/2027                  1,340
                  A         A1       1,250     (Sparrow Obligation Group), 5.625% due 11/15/2031                      1,276

                  BBB       Baa3     1,000   Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                             (WMX Technologies Inc. Project), AMT, 6% due 12/01/2013                  1,015

                                             Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds:
                  AAA       Aaa      8,000     (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (c)       8,371
                  AAA       Aaa      2,000     (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due
                                               5/01/2011 (d)                                                          2,484
                  A-        A3       1,375     (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028              1,384
                  BBB       Baa1     2,200     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                2,348
                  NR*       Aaa      5,000     RIB, Series 382, 11.10% due 9/01/2025 (c)(g)                           6,202

                  BBB       A3       2,500   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                                             6.20% due 9/01/2020                                                      2,594

                  AAA       Aaa      1,500   Milan, Michigan, Area Schools, GO, Series A, 5.75% due
                                             5/01/2010 (d)(f)                                                         1,752

                  AAA       Aaa      6,500   Monroe County, Michigan, Economic Development Corp., Limited
                                             Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                             Series AA, 6.95% due 9/01/2022 (d)                                       8,586

                  AAA       Aaa      1,410   Morenci, Michigan, Area Schools, GO, 5.25% due 5/01/2021 (c)             1,511

                  AAA       Aaa      2,500   Oxford, Michigan, Area Community School District, GO, 5.40%
                                             due 5/01/2025 (d)                                                        2,684

                  AAA       Aaa      1,000   Plainwell, Michigan, Community Schools, School District, GO
                                             (School Building and Site), 5.50% due 5/01/2018 (e)                      1,116

                  A         NR*      1,000   Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                             Refunding Bonds (Tax Increment--Development Area Number 3),
                                             5.375% due 6/01/2017                                                     1,055

                  AAA       Aaa      1,900   Rochester, Michigan, Community School District, GO, Series II,
                                             5.50% due 5/01/2018 (c)                                                  2,101

                  AAA       Aaa      2,900   Romulus, Michigan, Community Schools, GO, 5.75% due 5/01/2009 (d)(f)     3,377

                  NR*       Aaa      6,500   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                             (Detroit Edison Company), RIB, Series 282, 10.87% due
                                             8/01/2024 (b)(g)                                                         8,925

                  AAA       Aaa      2,650   South Lyon, Michigan, Community Schools, GO, Series A, 5.75%
                                             due 5/01/2023 (c)                                                        2,968

                  AAA       Aaa      1,975   Southgate, Michigan, Community School District, GO, Refunding,
                                             4% due 5/01/2011 (c)                                                     2,055

                  AAA       Aaa      6,500   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                             Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (c)     6,919

                  AAA       Aaa      2,230   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (c)                    2,495


Puerto Rico--     A-        A3       2,700   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
5.2%                                         Bonds, 5.625% due 5/15/2043                                              2,188

                                             Puerto Rico Electric Power Authority, Power Revenue Bonds :
                  AAA       Aaa      1,100     Series II, 5.25% due 7/01/2022 (a)                                     1,182
                  AAA       Aaa      2,270     Trust Receipts, Class R, Series 16 HH, 9.81% due 7/01/2013 (e)(g)      3,107

                  BBB+      Baa3     2,900   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                             Revenue Bonds, Series E, 5.75% due 8/01/2030                             3,180


                                             Total Municipal Bonds (Cost--$236,743)--142.1%                         263,992




MuniYield Michigan Insured Fund II, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                                    Shares
                                     Held    Short-Term Securities                                                   Value
                                     6,209   CMA Michigan Municipal Money Fund (k)                                 $  6,209


                                             Total Short-Term Securities (Cost--$6,209)--3.4%                         6,209


                  Total Investments (Cost--$242,952)--145.5%                                                        270,201
                  Unrealized Depreciation on Forward Interest Rate Swaps****--(0.1%)                                  (208)
                  Variation Margin on Financial Futures Contracts***--(0.1%)                                          (110)
                  Other Assets Less Liabilities--2.6%                                                                 4,860
                  Preferred Stock, at Redemption Value--(47.9%)                                                    (89,000)
                                                                                                                   --------
                  Net Assets Applicable to Common Stock--100.0%                                                    $185,743
                                                                                                                   ========

(a) XL Capital Insured.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FSA Insured.
(f) Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are the rates in effect at April 30, 2003.
(h) FHA Insured.
(i) Escrowed to maturity.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
(k) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)
                                       Net        Dividend
Affiliate                            Activity      Income

CMA Michigan Municipal
Money Fund                            6,209         $17


*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of April 30, 2003 were as follows:

                                              (in Thousands)
Number of                           Expiration
Contracts          Issue               Date         Value

  185       U.S. Treasury Notes     June 2003      $  21,298
                                                   ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$21,450)                    $  21,298
                                                   =========


****Forward interest rate swaps entered into as of April 30, 2003 were as follows:


                                              (in Thousands)
                                     Notional     Unrealized
                                      Amount    Depreciation

Receive a variable rate equal to 7-Day
Bond Market Association rate at
quarterly reset date and pay a fixed
rate equal to 3.704%

Broker, JP Morgan Chase
Expires June 25, 2013                 9,000            (208)
                                                   ---------
                                                   $   (208)
                                                   =========

See Notes to Financial Statements.



STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$242,951,820)                                       $ 270,201,348
                  Cash                                                                                               65,173
                  Receivables:
                     Interest                                                               $   5,124,872
                     Dividends                                                                        131         5,125,003
                                                                                            -------------
                  Prepaid expenses                                                                                   16,072
                                                                                                              -------------
                  Total assets                                                                                  275,407,596
                                                                                                              -------------

Liabilities:      Unrealized depreciation on forward interest rate swaps                                            207,900
                  Payables:
                     Dividends to Common Stock shareholders                                       143,994
                     Investment adviser                                                           112,468
                     Variation margin                                                             109,844
                     Reorganization costs                                                          47,164
                     Other affiliates                                                               2,112           415,582
                                                                                            -------------
                  Accrued expenses                                                                                   41,031
                                                                                                              -------------
                  Total liabilities                                                                                 664,513
                                                                                                              -------------

Preferred Stock:  Preferred Stock, par value $.05 per share (2,200 Series A shares and 1,360 Series B shares of AMPS* issued and outstanding at
                  $25,000 per share liquidation preference)                                                      89,000,000
                                                                                                              -------------

Net Assets        Net assets applicable to Common Stock                                                       $ 185,743,083
Applicable To                                                                                                 =============
Common Stock:

Analysis of Net   Common Stock, par value $.10 per share (12,046,591 shares issued
Assets Applicable and outstanding)                                                                           $   1,204,659
to Common         Paid-in capital in excess of par                                                              163,993,013
Stock:            Undistributed investment income--net                                      $   1,953,650
                  Accumulated realized capital losses on investments--net                     (8,601,625)
                  Unrealized appreciation on investments--net                                  27,193,386
                                                                                            -------------
                  Total accumulated earnings--net                                                                20,545,411
                                                                                                              -------------
                  Total--Equivalent to $15.42 net asset value per share of
                  Common Stock (market price--$13.97)                                                         $ 185,743,083
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MuniYield Michigan Insured Fund II, Inc., April 30, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                    $   7,024,102
Income:           Dividends                                                                                          16,645
                                                                                                              -------------
                  Total income                                                                                    7,040,747
                                                                                                              -------------

Expenses:         Investment advisory fees                                                  $     670,759
                  Commission fees                                                                 112,335
                  Accounting services                                                              51,948
                  Professional fees                                                                27,937
                  Transfer agent fees                                                              23,363
                  Printing and shareholder reports                                                 16,919
                  Listing fees                                                                     14,407
                  Directors' fees and expenses                                                     11,181
                  Custodian fees                                                                    9,287
                  Pricing fees                                                                      7,283
                  Other                                                                            13,795
                                                                                            -------------
                  Total expenses before reimbursement                                             959,214
                  Reimbursement of expenses                                                      (14,178)
                                                                                            -------------
                  Total expenses after reimbursement                                                                945,036
                                                                                                              -------------
                  Investment income--net                                                                          6,095,711
                                                                                                              -------------

Realized &        Realized gain on investments--net                                                                  17,725
Unrealized        Change in unrealized appreciation on investments--net                                           5,891,425
Gain on                                                                                                       -------------
Investments--Net: Total realized and unrealized gain on investments--net                                          5,909,150
                                                                                                              -------------

Dividends to      Investment income--net                                                                          (483,757)
Preferred                                                                                                     -------------
Stock             Net Increase in Net Assets Resulting from Operations                                        $  11,521,104
Shareholders:                                                                                                 =============


See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                    $   6,095,711     $   9,812,846
                  Realized gain (loss) on investments--net                                         17,725         (929,471)
                  Change in unrealized appreciation/depreciation on investments--net            5,891,425         1,530,416
                  Dividends to Preferred Stock shareholders                                     (483,757)         (939,553)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                         11,521,104         9,474,238
                                                                                            -------------     -------------

Dividends to      Investment income--net                                                      (5,384,826)       (8,229,879)
Common Stock                                                                                -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock shareholders                                                   (5,384,826)       (8,229,879)
                                                                                            -------------     -------------

Common Stock      Proceeds from issuance of Common Stock resulting from reorganization                 --        59,863,668
Transactions:                                                                               -------------     -------------

Net Assets        Total increase in net assets                                                  6,136,278        61,108,027
Applicable To     Beginning of period                                                         179,606,805       118,498,778
Common Stock:                                                                               -------------     -------------
                  End of period*                                                            $ 185,743,083     $ 179,606,805
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   1,953,650     $   1,726,522
                                                                                            =============     =============

See Notes to Financial Statements.



MuniYield Michigan Insured Fund II, Inc., April 30, 2003


FINANCIAL HIGHLIGHTS
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $   14.91    $   14.97    $   13.83    $   13.34    $   15.85
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:+++   Investment income--net                       .51+++++         1.00         1.00         1.04         1.02
                  Realized and unrealized gain (loss)
                  on investments--net                               .49        (.07)         1.15          .51       (1.96)
                  Dividends and distributions to Preferred
                  Stock shareholders:
                     Investment income--net                       (.04)        (.10)        (.22)        (.29)        (.18)
                     Realized gain on investments--net               --           --           --           --        (.01)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .96          .83         1.93         1.26       (1.19)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.45)        (.89)        (.79)        (.77)        (.88)
                     Realized gain on investments--net               --           --           --           --        (.05)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.39)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.45)        (.89)        (.79)        (.77)       (1.32)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   15.42    $   14.91    $   14.97    $   13.83    $   13.34
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   13.97    $   13.45    $   13.85    $   11.75    $   12.25
                                                              =========    =========    =========    =========    =========


Total Investment  Based on market price per share             7.31%++++        3.70%       25.13%        2.47%     (16.42%)
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share          6.85%++++        6.36%       14.91%       10.76%      (8.12%)
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement***        1.05%*        1.12%        1.15%        1.15%        1.12%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses***                              1.07%*        1.12%        1.15%        1.15%        1.12%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net***                6.78%*        6.91%        6.96%        7.62%        6.96%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              .54%*         .66%        1.53%        2.12%        1.20%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                             6.24%*        6.25%        5.43%        5.50%        5.76%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement            .71%*         .75%         .77%         .75%         .76%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                  .72%*         .75%         .77%         .75%         .76%
Common &                                                      =========    =========    =========    =========    =========
Preferred         Total investment income--net                   4.55%*        4.65%        4.70%        5.02%        4.73%
Stock:***                                                     =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders      1.10%*        1.36%        3.19%        4.09%        2.55%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)                $ 185,743    $ 179,607    $ 118,508    $ 109,398    $ 105,574
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $  89,000    $  89,000    $  55,000    $  55,000    $  55,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             12.63%       41.77%       72.58%       75.11%       63.64%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,087    $   3,018    $   3,155    $   2,989    $   2,920
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     135    $     343    $     798    $   1,026    $     637
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     137    $     136           --           --           --
Outstanding:++                                                =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++The Fund's Preferred Stock was issued on April 10, 1992 (Series A) and May 31, 2002 (Series B).
++++Aggregate total investment return.
+++Certain prior year amounts have been reclassified to conform to current year presentation.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



MuniYield Michigan Insured Fund II, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $14,178.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$3,097 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $32,889,428, and $35,061,156, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:

                                       Realized        Unrealized
                                    Gains (Losses)   Gains (Losses)

Long-term investments               $  1,150,821       $ 27,249,528
Financial futures contracts          (1,133,096)            151,758
Forward interest rate swap                    --          (207,900)
                                    ------------       ------------
Total                               $     17,725       $ 27,193,386
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $27,365,747, of which $27,867,327 related to appreciated securities and $501,580 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $242,835,601.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 remained constant and for the year ended October 31, 2002 increased by 4,130,421 as a result of reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share for Series A and $.10 per share for Series B, and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were .90% for Series A and 1.05% for Series B.

Shares issued and outstanding during the six months ended April 30, 2003 remained constant and for the year ended October 31, 2002 increased by 1,360 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $60,871 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $6,084,642, of which $5,034,389 expires in 2008 and $1,050,253 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.074500 per share on May 29, 2003 to shareholders of record on May 16, 2003.




MuniYield Michigan Insured Fund II, Inc., April 30, 2003


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    85.6%
AA/Aa                                       1.3
A/A                                         3.7
BBB/Baa                                     7.1
NR (Not Rated)                              2.3




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary



Melvin R. Seiden, Director of MuniYield Michigan Insured Fund II,
Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYM



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund II, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund II, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund II, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.